Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2010

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010			2009
PERFORMANCE MEASUREMENTS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Return on assets (ratio of net income (loss) to average total assets) (1)	0.19%	(0.07)%	0.18%	(0.41)%	0.35%
Return on equity (ratio of net income (loss) to average equity) (1)	1.13	(0.44)	1.08	(2.40)	2.02
Net interest rate spread (1)	3.25	3.30	3.48	3.38	3.43
Net interest margin (1)	3.45	3.53	3.73	3.67	3.74
Efficiency ratio	89.65	84.81	86.42	89.95	82.06
Noninterest expense to average total assets (1)	3.35	3.14	3.25	3.57	3.21
Average interest-earning assets to average interest-bearing liabilities	122.26	122.10	122.57	123.82	123.70
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	327	338	352	372	374

	2010			2009
SUMMARY STATEMENT OF OPERATIONS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Total interest income	$15,892	$16,451	$17,145	$17,980	$18,510
Total interest expense	3,138	3,677	3,929	4,483	4,838

Net interest income before provision	12,754	12,774	13,216	13,497	13,672
Provision for loan losses	419	2,665	851	4,193	427

Net interest income	12,335	10,109	12,365	9,304	13,245
Noninterest income	1,958	1,812	1,455	2,135	1,660
Noninterest expense	13,190	12,370	12,678	14,061	12,581

Income (loss) before income tax	1,103	(449)	1,142	(2,622)	2,324
Income tax expense (benefit)	366	(161)	426	(1,026)	973

Net income (loss)	$737	$(288)	$716	$(1,596)	$1,351

Basic earnings (loss) per common share	$0.04	$(0.01)	$0.04	$(0.08)	$0.07

Diluted earnings (loss) per common share	$0.04	$(0.01)	$0.04	$(0.08)	$0.07

	2010			2009
NONINTEREST INCOME AND EXPENSE:	IIIQ	IIQ	IQ	IVQ	IIIQ

Noninterest Income:
Deposit service charges and fees	$776	$792	$773	$869	$904
Other fee income	482	500	434	450	442
Insurance commissions and annuities income	234	179	135	234	193
Gain on sales of loans, net	202	68	47	175	88
Gain (loss) on sales of securities	—	31	—	(988)	—
Loss on disposition of premises and equipment	(2)	(17)	—	(35)	(1)
Loan servicing fees	143	154	170	162	155
Amortization and impairment of servicing assets	(90)	(78)	(243)	(17)	(182)
Earnings on bank owned life insurance	115	92	79	60	12
Other	98	91	60	1,225	49

Total noninterest income	$1,958	$1,812	$1,455	$2,135	$1,660

Noninterest Expense:
Compensation and benefits	$6,583	$6,552	$7,211	$7,285	$6,948
Office occupancy and equipment	1,723	1,609	1,801	1,845	1,567
Advertising and public relations	321	303	216	399	239
Information technology	893	961	921	915	848
Supplies, telephone, and postage	391	406	361	453	483
Amortization of intangibles	399	399	405	417	422
Loss on impairment of securities	—	—	—	—	401
Nonperforming asset management	821	355	268	471	127
Operations of real estate owned	554	500	134	788	149
FDIC insurance premiums	520	532	555	461	499
Other	985	753	806	1,027	898

Total noninterest expenses	$13,190	$12,370	$12,678	$14,061	$12,581

(1)	Annualized

BANKFNANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010			2009
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS:
Cash and due from other financial institutions	$12,855	$13,618	$13,934	$20,355	$16,617
Interest-bearing deposits in other financial institutions	248,857	205,666	161,897	87,843	85,281
Securities, at fair value	78,272	84,688	94,447	102,126	109,213
Loans held-for-sale	3,051	212	—	—	1,812
Loans receivable, net	1,098,505	1,123,949	1,152,385	1,218,540	1,233,199
Real estate owned and real estate owned in process	11,158	8,929	6,882	4,084	1,756
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	32,934	33,575	34,305	34,614	34,771
Intangible assets	25,658	26,057	26,456	26,861	27,278
Bank owned life insurance	20,437	20,322	20,230	20,151	20,091
FDIC prepaid expense	5,315	5,785	6,268	6,777	—
Income tax receivable	515	9,057	9,108	11,729	486
Other assets	17,265	18,183	17,144	18,285	28,477

Total assets	$1,570,420	$1,565,639	$1,558,654	$1,566,963	$1,574,579

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,260,694	$1,253,259	$1,231,971	$1,233,395	$1,211,838
Borrowings	29,275	35,566	48,092	50,784	74,648
Other liabilities	20,906	17,417	14,882	19,181	21,799

Total liabilities	1,310,875	1,306,242	1,294,945	1,303,360	1,308,285
Stockholders’ equity	259,545	259,397	263,709	263,603	266,294

Total liabilities and stockholders’ equity	$1,570,420	$1,565,639	$1,558,654	$1,566,963	$1,574,579

	2010			2009
DEPOSITS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Non-interest-bearing demand	$99,648	$103,602	$101,284	$108,308	$110,697
Savings deposits	97,757	97,907	99,107	96,107	96,372
Money market accounts	357,557	357,078	336,089	322,126	296,824
Interest-bearing NOW accounts	296,537	294,157	290,929	303,219	290,607
Certificates of deposit - Retail	405,999	390,635	390,587	388,871	402,305
Certificates of deposit - Wholesale	3,196	9,880	13,975	14,764	15,033

Total certificates of deposit	409,195	400,515	404,562	403,635	417,338

Total deposits	$1,260,694	$1,253,259	$1,231,971	$1,233,395	$1,211,838

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010			2009
LOANS:	IIIQ	IIQ	IQ	IVQ	IIIQ

One-to-four family residential real estate loans	$267,800	$276,440	$283,556	$289,623	$293,927
Multi-family mortgage loans	306,509	305,519	308,268	329,227	329,934
Nonresidential real estate loans	293,197	306,993	307,816	316,607	324,428
Construction and land loans	17,583	18,477	26,186	32,577	39,042
Commercial loans	74,621	72,716	70,420	88,067	74,567
Commercial leases	154,254	158,990	169,633	176,821	183,841
Consumer loans	2,484	2,263	2,394	2,539	2,565

Total loans	1,116,448	1,141,398	1,168,273	1,235,461	1,248,304
Net deferred loan origination costs	1,474	1,520	1,628	1,701	1,818
Allowance for loan losses	(19,417)	(18,969)	(17,516)	(18,622)	(16,923)

Loans, net	$1,098,505	$1,123,949	$1,152,385	$1,218,540	$1,233,199

	2010			2009
CREDIT QUALITY RATIOS:	IIIQ	IIQ	IQ	IVQ	IIIQ
Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$9,180	$10,788	$9,064	$11,453	$9,248
Multi-family mortgage loans	18,287	16,405	13,033	13,961	8,196
Nonresidential real estate loans	9,858	9,511	10,810	11,074	9,172
Construction and land loans	6,139	6,948	6,948	8,841	11,082
Commercial loans	4,715	4,508	4,110	4,160	2,340
Commercial leases	72	—	—	—	—
Consumer loans	3	3	—	—	—

Nonaccrual loans	48,254	48,163	43,965	49,489	40,038

Real estate owned:
One-to-four family residential real estate	2,571	1,462	1,254	601	816
Multi-family real estate	1,418	2,649	1,958	976	45
Nonresidential real estate	1,590	1,815	2,056	1,416	600
Construction projects and land	1,405	1,583	1,614	1,091	295

Real estate owned	6,984	7,509	6,882	4,084	1,756

Real estate owned in process:
One-to-four family residential real estate	1,105	117	—	—	—
Multi-family real estate	615	—	—	—	—
Nonresidential real estate	1,573	1,303	—	—	—
Construction projects and land	881	—	—	—	—

Real estate owned in process	4,174	1,420	—	—	—

Nonperforming assets	$59,412	$57,092	$50,847	$53,573	$41,794

Asset Quality Ratios:
Nonperforming assets to total assets	3.78%	3.65%	3.26%	3.42%	2.65%
Nonaccrual loans to total loans	4.32	4.22	3.76	4.01	3.21
Allowance for loan losses to nonaccrual loans	40.24	39.39	39.84	37.63	42.27
Allowance for loan losses to total loans	1.74	1.66	1.50	1.51	1.36
Net charge-off ratio (1)	(0.01)	0.42	0.66	0.80	0.20

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010			2009
ALLOWANCE FOR LOAN LOSSES:	IIIQ	IIQ	IQ	IVQ	IIIQ

Beginning balance	$18,969	$17,516	$18,622	$16,923	$17,138
Provision for loan losses	419	2,665	851	4,193	427
Loans charged off	(570)	(1,241)	(1,974)	(2,573)	(660)
Recoveries	599	29	17	79	18

Ending balance	$19,417	$18,969	$17,516	$18,622	$16,923

	2010			2009
SELECTED AVERAGE BALANCES:	IIIQ	IIQ	IQ	IVQ	IIIQ

Total average assets	$1,576,186	$1,574,013	$1,559,221	$1,573,800	$1,566,311
Total average interest-earning assets	1,468,442	1,452,835	1,437,236	1,458,026	1,452,238
Average loans	1,116,574	1,153,960	1,194,313	1,245,601	1,267,332
Average securities	78,751	88,017	96,778	103,141	108,759
Average stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	257,519	195,260	130,547	93,686	60,549
Total average interest-bearing liabilities	1,201,045	1,189,847	1,172,612	1,177,492	1,173,970
Average interest-bearing deposits	1,170,022	1,146,869	1,122,434	1,109,892	1,097,285
Average borrowings	31,023	42,978	50,178	67,600	76,685
Average stockholders’ equity	260,073	264,043	264,739	266,542	267,166

	2010			2009
SELECTED YIELDS AND COST OF FUNDS (1):	IIIQ	IIQ	IQ	IVQ	IIIQ

Total average interest-earning assets	4.29%	4.54%	4.84%	4.89%	5.06%
Average loans	5.30	5.36	5.45	5.36	5.43
Average securities	4.08	4.15	4.22	4.22	4.15
Average other interest-earning assets	0.25	0.25	0.25	0.25	0.24

Total average interest-bearing liabilities	1.04	1.24	1.36	1.51	1.63
Average interest-bearing deposits	1.00	1.20	1.31	1.46	1.58
Average borrowings	2.29	2.27	2.42	2.41	2.46

Net interest rate spread	3.25	3.30	3.48	3.38	3.43
Net interest margin	3.45	3.53	3.73	3.67	3.74

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010			2009
CAPITAL RATIOS:	IIIQ	IIQ	IQ	IVQ	IIIQ

BankFinancial Corporation:
Equity to total assets (end of period)	16.53%	16.57%	16.92%	16.82%	16.91%
Tangible equity to tangible total assets (end of period)	15.01	15.15	15.40	15.26	15.56

Risk-based total capital ratio	21.71	21.44	21.10	20.06	19.55
Risk-based tier 1 capital ratio	20.54	20.31	20.00	18.97	18.57
Tier 1 leverage ratio	15.01	15.16	15.41	15.27	15.17

BankFinancial FSB:
Risk-based total capital ratio	18.56	18.06	17.41	16.40	15.98
Risk-based tier 1 capital ratio	17.39	16.94	16.32	15.31	15.00
Tier 1 leverage ratio	12.70	12.74	12.67	12.44	12.25

	2010			2009
COMMON STOCK AND DIVIDENDS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Stock Prices:
Close	$9.17	$8.31	$9.17	$9.90	$9.60
High	9.38	9.99	10.16	10.40	11.04
Low	8.12	8.28	9.01	9.07	8.75

Book value per share	$12.32	$12.32	$12.31	$12.31	$12.43
Tangible book value per share	$11.11	$11.08	$11.08	$11.05	$11.16

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$3,124	$—	$—	$—
Stock repurchases – shares	—	356,411	—	—	—

	2010			2009
EARNINGS PER SHARE COMPUTATIONS:	IIIQ	IIQ	IQ	IVQ	IIIQ

Net income (loss)	$737	$(288)	$716	$(1,596)	$1,351

Average common shares outstanding	21,059,966	21,301,212	21,416,377	21,416,377	21,416,377
Less: Unearned ESOP shares	(1,423,724)	(1,457,047)	(1,488,018)	(1,512,499)	(1,549,780)
Unvested restricted stock shares	(106,850)	(106,850)	(108,650)	(197,672)	(217,850)

Weighted average common shares outstanding	19,529,392	19,737,315	19,819,709	19,706,206	19,648,747
Plus: Dilutive common shares equivalents	57,542	—	—	—	—

Weighted average dilutive common shares outstanding	19,586,934	19,737,315	19,819,709	19,706,206	19,648,747

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,298,603	2,320,803	2,322,603	2,322,603	2,322,603
Weighted average exercise price of anti-dilutive options	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$0.04	$(0.01)	$0.04	$(0.08)	$0.07

Diluted earnings (loss) per common share	$0.04	$(0.01)	$0.04	$(0.08)	$0.07

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings (loss) per share, core operating expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, amortization of intangibles expenses, loss on sale of our Freddie Mac preferred stocks, loss on impairment of securities, gain on sale of merchant processing operations, and the FDIC special assessment from other noninterest income and expense, these ratios and earnings (loss) per share better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND NINE MONTH PERIODS

ENDED SEPTEMBER 30, 2010 AND 2009

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

Core operating income:
Net income	$737	$1,351	$1,165	$858

Adjustments:
Equity-based compensation	688	690	1,916	2,355
Amortization of intangibles	399	422	1,203	1,273
Loss on impairment of securities	—	401	—	401
FDIC special assessment	—	—	—	700
Tax effect on adjustments assuming 39.745% tax rate	(432)	(601)	(1,240)	(1,880)

Core operating income	$1,392	$2,263	$3,044	$3,707

Return on assets (ratio of net income to average total assets) (1)	0.19%	0.35%	0.10	0.07%
Core return on assets (ratio of core operating income to average total assets) (1)	0.35%	0.58%	0.26%	0.32%

Return on equity (ratio of net income to average equity) (1)	1.13%	2.02%	0.59%	0.43%
Core return on equity (ratio of core operating income to average equity)(1)	2.14%	3.39%	1.54%	1.85%

Diluted earnings per common share	$0.04	$0.07	$0.06	$0.04
Core dilutive earnings per common share	$0.07	$0.12	$0.15	$0.19

Core operating expenses:
Noninterest expenses	$13,190	$12,581	$38,238	$38,670
Adjustments:
Equity-based compensation	(688)	(690)	(1,916)	(2,355)
Amortization of intangibles	(399)	(422)	(1,203)	(1,273)
Loss on impairment of securities	—	(401)	—	(401)
FDIC special assessment	—	—	—	(700)

Core operating expenses	$12,103	$11,068	$35,119	$33,941

Noninterest expense to average total assets (1)	3.35%	3.21%	3.26%	3.29%
Core operating expense to average total assets (1)	3.07%	2.83%	3.00%	2.89%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	89.65%	82.06%	86.97%	85.63%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	82.27%	72.19%	79.87%	75.16%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2010			2009
FOR THE LATEST FIVE QUARTERS	IIIQ	IIQ	IQ	IVQ	IIIQ

Core operating income (loss)
Net income (loss)	$737	$(288)	$716	$(1,596)	$1,351
Adjustments:
Equity-based compensation	688	595	632	681	690
Amortization of intangibles	399	399	405	417	422
Loss on sales of Freddie Mac preferred stocks	—	—	—	988	—
Loss on impairment of securities	—	—	—	—	401
Gain on sale of merchant processing operations	—	—	—	(1,300)	—
Tax effect on adjustments assuming 39.745% tax rate	(432)	(395)	(412)	(312)	(601)

Core operating income (loss)	$1,392	$311	$1,341	$(1,122)	$2,263

Return on assets (ratio of net income (loss) to average total assets) (1)	0.19%	(0.07)%	0.18%	(0.41)%	0.35%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.35%	0.08%	0.34%	(0.29)%	0.58%

Return on equity (ratio of net income (loss) to average equity)(1)	1.13%	(0.44)%	1.08%	(2.40)%	2.02%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	2.14%	0.47%	2.03%	(1.68)%	3.39%

Diluted earnings (loss) per common share	$0.04	$(0.01)	$0.04	$(0.08)	$0.07
Core diluted earnings (loss) per common share	$0.07	$0.02	$0.07	$(0.06)	$0.12

Core operating expense:
Noninterest expense	$13,190	$12,370	$12,678	$14,061	$12,581
Adjustments:
Equity-based compensation	(688)	(595)	(632)	(681)	(690)
Amortization of intangibles	(399)	(399)	(405)	(417)	(422)
Loss on impairment of securities	—	—	—	—	(401)

Core operating expense	$12,103	$11,376	$11,641	$12,963	$11,068

Noninterest expense to average total assets (1)	3.35%	3.14%	3.25%	3.57%	3.21%
Core operating expense to average total assets (1)	3.07%	2.89%	2.99%	3.30%	2.83%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	89.65%	84.81%	86.42%	89.95%	82.06%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	82.27%	77.99%	79.35%	82.93%	72.19%

(1)	Annualized for the three-month periods.